PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

June 20, 2011

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios, Inc. 14 – Prudential Floating Rate Income Fund

Registration numbers 002-82976 and 811-03712

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated June 9, 2011 (SEC accession number 0000067590-11-000455), to the Prospectus, dated March 30, 2011 for the Prudential Floating Rate Income Fund. The purpose of the filing is to submit the 497 filing dated June 9, 2011 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-1495.

Sincerely,

/s/ Katherine P. Feld
Vice President and Corporate Counsel
Prudential Investments LLC